Exhibit 10.1

Corporate Letter of Offer Letter of Variation

Channell Bushman Group

27 August 2007

National Australia Bank Limited ABN 12 004 044 937

Sydney Major Client Group

Level 23, 255 George Street

Sydney NSW 2000

Ph: (02) 9237 1917

Fax: (02) 9237 9752

27th August 2007

The Directors

Channell Bushman Group

3 Healey Circuit

Huntingwood NSW 2148

Dear Sir/Madam

Re: Channell Bushman Group (“the Customer”)

Further to our recent discussions, we are pleased to advise the following amendments to your Corporate Letter of Offer dated 16th May 2007.

Extension

We are pleased to advise that we will extend the following facilities for a further period of 30 days:

Borrower	Facility Type	Amount	New Expiry Date
Bushmans Group Pty Limited	Bill Acceptance/Discount Facility	$3,200,000	30th September 2007
Bushmans Group Pty Limited	Bank Guarantee Facility	$50,000	30th September 2007
Channell Pty Limited	Bank Guarantee Facility	$375,000	30th September 2007
Channell Pty Limited	Transaction Negotiation Authorities Facility	$200,000	30th September 2007
Bushmans Group Pty Limited	Transaction Negotiation Authorities Facility	$275,000	30th September 2007
Bushmans Group Pty Limited	Master Asset Finance Facility	$1,000,000	30th September 2007
Channell Pty Limited	Master Asset Finance Facility	$250,000	30th September 2007
Bushmans Group Pty Limited	Business Credit Card Facility	$300,000	30th September 2007
Channell Pty Limited	Business Credit Card Facility	$100,000	30th September 2007
Bushmans Group Pty Limited	Documentary Letter of Credit	$50,000	30th September 2007

Lending Covenants

The following lending covenant will be removed from facilities provided to you under the Corporate Letter of Offer referrred to above.

The bank being refinanced by 30th September 2007

Fees and Charges now payable

The following non refundable fees and charges are now payable by you as a result of the above change, if not already paid:

Facility Extension from 30th August 2007 to 30th September 2007	$37,500	*

* Total facilities of $10M charged at 4.5% p.a pro rata

If any of these facilities are subject to financial reporting or other covenants or undertakings, we may review your compliance with those covenants or undertakings separately. This letter is not a waiver of any righs we may have if those covenants or undertakings are not met.

If full clearance does not occur by 30th September 2007, the following conditions are applicable should the Bank choose to renew the facilities for a further month:

1.              Evidence of unconditional approval to be provided to the Bank

2.              A weekly facility extension fee of $8,600^ payable weekly in advance from 30th September 2007.

^ Weekly extension fee for $10M facilities @ 4.50% pro rata

The above change(s) take affect once we have received the duplicate of this letter, duly signed by you. All other terms of the facilities remain in full force and effect.

Signed on behalf of

National Australia Bank Limited by

/s/ Graeme Johnson	27/ 8/ 07
Graeme Johnson
Associate Director

Your acceptance by resolution

Please communicate your receipt of this notice and confirmation that this notice accurately reflects the agreed changes set out above by delivering a certified copy of an extract of board minutes evidencing the board resolution authorising acceptance of this notice.

Your acceptance by signing

Please sign below to acknowledge your receipt of this notice and your consent to, and approval of, the above matters as set out in it.

By signing below you also acknowledge that each security given by you, except as set out above, remains in full force and effect, and that nothing in this letter mitigates, compromises or in any other way affects the enforceability of that security.

Please return the signed notice to Level 23, 255 George Street, Sydney NSW 2000.

The duplicate copy of this notice may be retained for your records.

Companies Executing without using a Common Seal

Executed By

Channell Bushman Pty Limited ABN 99 109 821 614

By being signed by:

/s/ George Apostolidis	/s/ Amar Kulkarni
Signature of Director	Signature of Secretary

George Apostolidis	Amar Kulkarni
Name of Director	Name of Secretary

28/8/07	28/AUG/07
Date	Date

Executed By

Bushmans Group Pty Limited ABN 90 090 744 022

By being signed by:

/s/ George Apostolidis	/s/ Amar Kulkarni
Signature of Director	Signature of Secretary

George Apostolidis	Amar Kulkarni
Name of Director	Name of Secretary

28/8/07	28/AUG/07
Date	Date

Executed By

Channell Pty Limited ABN 29 002 735 622

By being signed by:

/s/ George Apostolidis	/s/ Amar Kulkarni
Signature of Director	Signature of Secretary

George Apostolidis	Amar Kulkarni
Name of Director	Name of Secretary

28/8/07	28/AUG/07
Date	Date

Executed By

Bushmans Engineering Pty Limited ABN 49 074 185 461

By being signed by:

/s/ George Apostolidis	/s/ Amar Kulkarni
Signature of Director	Signature of Secretary

George Apostolidis	Amar Kulkarni
Name of Director	Name of Secretary

28/8/07	28/AUG/07
Date	Date

Executed By

Polyrib Tanks Pty Limited ABN 49 062 942 661

By being signed by:

/s/ George Apostolidis	/s/ Amar Kulkarni
Signature of Director	Signature of Secretary

George Apostolidis	Amar Kulkarni
Name of Director	Name of Secretary

28/8/07	28/AUG/07
Date	Date

Executed By

Australian Bushman Tanks Pty Limited ABN 21 058 504 108

By being signed by:

/s/ George Apostolidis	/s/ Amar Kulkarni
Signature of Director	Signature of Secretary

George Apostolidis	Amar Kulkarni
Name of Director	Name of Secretary

28/8/07	28/AUG/07
Date	Date